Accounts Receivable - net	12 Months Ended
Dec. 31, 2017
Loans and Leases Receivable Disclosure [Abstract]
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
5.	Accounts Receivable – net

	December 31,
	2017	2016
Trade receivables	$69,448	$52,061
Allowance for doubtful accounts	(4,779)	(3,603)
	64,669	48,458
Other receivables	1,536	1,374
Total accounts receivable	$66,205	$49,832

Accounts receivables with a carrying value of $5,379 (RMB 35 million) were pledged as collateral for a bank loan from China Merchant Bank as of December 31, 2017 (note 10 (d)). No accounts receivables were pledged as of December 31, 2016.

The allowance for doubtful accounts reflects the Company’s best estimate of probable losses inherent in the accounts receivable balance. The Company estimates the allowance based on known troubled accounts, historical experience, the age of the accounts receivable balances, credit quality of the Company’s customers, current economic conditions, and other factors that may affect customers’ ability to pay. As of December 31, 2017, the Company provided 100% (December 31, 2016 - 100%) allowance for accounts receivable aged more than four years, approximately 94.6% (December 31, 2016 - 84.8%) allowance for accounts receivable aged between three years and four years, approximately 68.5% (December 31, 2016 - 59.1%) allowance for accounts receivable aged between two years and three years, approximately 15.3% (December 31, 2016 - 20.5%) allowance for accounts receivable aged between one year and two years, and approximately 1.2% (December 31, 2016 - 1.4%) allowance for accounts receivable aged less than one year.

The Company’s maximum exposure to credit risk at the balance sheets date relating to trade receivables is summarized as follows:

	December 31,
	2017	2016
Aging within one year, net of allowance for doubtful accounts	$58,157	$45,340
Aging greater than one year, net of allowance for doubtful accounts	6,512	3,118
Total trade receivables	$64,669	$48,458